Equity Investor Presentation June 30, 2014

Forward-Looking Statements In addition to historical information, this presentation includes forward-looking statements that reflect management’s current expectations for Farmer Mac’s future financial results, business prospects, and business developments. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance, or achievements. Management’s expectations for Farmer Mac’s future necessarily involve a number of assumptions and estimates and the evaluation of risks and uncertainties. Various factors or events could cause Farmer Mac’s actual results to differ materially from the expectations as expressed or implied by the forward-looking statements. Some of these factors are identified and discussed in Farmer Mac’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on March 13, 2014, Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, filed with the SEC on May 12, 2014, and Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, filed with the SEC on August 11, 2014, which are also available on Farmer Mac’s website (www.farmermac.com). In light of these potential risks and uncertainties, no undue reliance should be placed on any forward-looking statements expressed in this presentation. Any forward-looking statements made in this presentation are current only as of June 30, 2014. Farmer Mac undertakes no obligation to release publicly the results of revisions to any such forward-looking statements to reflect any future events or circumstances, except as otherwise mandated by the SEC. This presentation is for general informational purposes only, is current only as of June 30, 2014, and should be read in conjunction with Farmer Mac’s above-referenced Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Farmer Mac uses core earnings, a non-GAAP financial measure, to measure corporate economic performance and develop financial plans because, in management’s view, core earnings is a useful alternative measure in understanding Farmer Mac’s economic performance, transaction economics, and business trends. Core earnings principally differs from GAAP net income by excluding the effects of fair value accounting guidance, which are not expected to have a cumulative net impact on GAAP earnings if the financial instruments are held to maturity, as is generally expected. Core earnings also differs from GAAP net income by excluding specified infrequent or unusual transactions that Farmer Mac believes are not indicative of future operating results and that may not reflect the trends and economic financial performance of Farmer Mac’s core business. This non-GAAP financial measure may not be comparable to similarly labeled non-GAAP financial measures disclosed by other companies. Farmer Mac's disclosure of this non-GAAP measure is intended to be supplemental in nature, and is not meant to be considered in isolation from, as a substitute for, or as more important than, the related financial information prepared in accordance with GAAP. No Offer or Solicitation of Securities This presentation does not constitute an offer to sell or a solicitation of an offer to buy any Farmer Mac security. Farmer Mac securities are offered only in jurisdictions where permissible by offering documents available through qualified securities dealers. Any investor who is considering purchasing a Farmer Mac security should consult the applicable offering documents for the security and their own financial and legal advisors for information about and analysis of the security, the risks associated with the security, and the suitability of the investment for the investor’s particular circumstances. Copyright © 2014 by Farmer Mac. No part of this document may be duplicated, reproduced, distributed, or displayed in public in any manner or by any means without the written permission of Farmer Mac. 2

Table of Contents

- Overview and Highlights....................................4
- Business and Products......................................11
- Portfolio and Lines of Business.........................14
- Financial Performance.....................................22
- Funding and Risk Management........................26
- Appendix...30

3

FARMERMAC
Financing Rural America

Overview and Highlights 4

 Created in the 1980s to help prevent future agricultural credit crises – Provide a secondary market for agricultural and rural utilities loans – Broaden access and drive more efficient loan pricing – Reduce agricultural credit market volatility  Provide diverse product suite to lenders – Loan purchases – Loan guarantees or purchase commitments (Standbys) – Loan financing products  Well-established and unique brand in agricultural and rural lending  25-year track record – Low credit losses – Steady core earnings growth 5 TIMELINE 1987 – Farmer Mac initially chartered by Congress as an instrumentality of the United States 1996 – First major charter revision and expansion of authority (e.g., direct loan purchases) 1999 – First listed on NYSE (AGM) 2008 – Second major charter revision and expansion of authority (Rural Utilities)

6  Finance asset purchases through issuance of low-cost debt  Issue at narrow, GSE spreads to U.S. Treasuries  Robust worldwide demand for agricultural products  Strong profitability within agricultural sector  Expected future increases in rural utilities capital investment  Rigorous underwriting standards  Modest delinquencies  Low cumulative historical credit losses  Overhead / outstanding business volume ~ 24 bps  Outstanding business volume / total employees ~ $200 million per employee Funding Advantage Growth Prospects Quality Assets Operational Efficiency Consistent Returns  Steady core earnings growth  Core earnings return on equity ~ 20% to 25%

7 $9.1 $11.7 $11.3 $11.0 $10.0 $12.9 $16.5 $23.2 $11.2 $13.4 $11.8 $12.6 $11.6 $15.3 $0 $10 $20 $30 $40 $50 $60 2011 2012 2013 2014 Mil lion s Q4 Q3 Q2 Q1 $42.9 $49.6 $54.9 $34.2

8 $4.4 $4.8 $5.2 $4.9 $5.3 $5.1 $5.6 $6.0 $6.0 $6.1 $1.5 $1.6 $1.7 $1.7 $1.7 $0.9 $1.0 $1.1 $1.0 $1.0 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 2011 2012 2013 Q2 2013 Q2 2014 B il li o n s Rural Utilities USDA Guarantees Institutional Credit Farm & Ranch $13.6 $14.1 Note: Includes on- and off-balance sheet outstanding business volume As of Year-end As of Quarter-end $11.9 $13.0 $14.0

9 $54.6 $47.0 $33.9 $25.9 1.27% 1.07% 0.69% 0.49% 0.45% 0.38% 0.25% 0.18% 0.00% 0.50% 1.00% 1.50% 2.00% $0 $20 $40 $60 $80 $100 Q2 2011 Q2 2012 Q2 2013 Q2 2014 M il li o n s 90-day Delinquencies (Left Axis) % of Farm & Ranch Only (Right Axis) % of Total Portfolio (Right Axis)

As of Quarter-end $475 $519 $591 $564 $750 $127 $145 $192 $179 $318 $0 $50 $100 $150 $200 $250 $300 $350 $400 $0 $200 $400 $600 $800 2011 2012 2013 Q2 2013 Q2 2014 M illio n s M il li o n s Core Capital (Left Axis) Excess Statutory Capital (Right Axis) (1) (2) 10 (1) Core Capital defined as total equity less accumulated other comprehensive income (2) Excess Statutory Capital defined as Core Capital less statutory minimum capital As of Year-end

Business and Products 11

12 Mortgage Lenders: • Community Banks • Farm Credit System • Mortgage Companies • Commercial Banks • Insurance Companies • Credit Unions Rural Utility Cooperative Lenders: • National Rural Utilities CFC • CoBank Farmers & Ranchers Rural Utility Cooperatives BORROWERS LOAN ORIGINATORS FARMER MAC Farm & Ranch Segment: Loans $2.3B Standbys / AMBS(1) Guar. $3.0B Total $5.3B USDA Guarantees: USDA guaranteed portions $1.7B of loans Rural Utilities Segment: Loans $1.0B 38% of Total 7% of Total 12% of Total (1) Agricultural mortgage-backed securities (AMBS) Institutional Credit Segment: AgVantage Securities $4.5B 32% of Total Institutional Credit Segment: AgVantage Securities $1.6B 11% of Total

13 • Originator bank sells loans that are not good fit with its funding sources • Originator maintains field servicing • Frees capital for originator • Reduce capital risk weightings • Originator maintains borrower relationships Loan Purchases Loan Guarantees: • Standbys / AMBS Guarantees PRODUCT TYPE FEATURES LINES OF BUSINESS F & R USDA RU IC Total $2.3B $1.7B $1.0B -- $5.0B 17% 12% 7% 36% -- -- -- $6.1B $6.1B 43% 43% $3.0B -- -- -- $3.0B 21% 21% Loan Financing: • AgVantage • AgVantage: Originator retains loans; issues AgVantage securities • Attractive funding rates • Reduce capital risk weightings • Originator maintains borrower relationships Total $5.3B $1.7B $1.0B $6.1B $14.1B

Portfolio and Lines of Business 14

 $14.1 billion total business volume – Outstanding volume is up YTD by a net $122 million  Lines of business ($ and annual growth) – Farm & Ranch – $5.3B; +8% – USDA – $1.7B; +3% – Rural Utilities – $1.0B; -4% – Institutional Credit – $6.1B; +1%  Product types – Loan purchases » USDA Guaranteed portions of loans are a distinct line of business – Loan financing » AgVantage bonds – Loan guarantees » Standbys » AMBS Guarantees 15 $2.5 $2.9 $3.3 $5.3 $6.0 $6.1 $2.9 $3.0 $3.0 $1.6 $1.7 $1.7 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 Q2 2012 Q2 2013 Q2 2014 B ill io n s Loans AgVantage Standbys / Guar. USDA Guarantees (1) (2) Product Type (1) Includes loans underlying consolidated AMBS (2) Includes off-balance sheet Farmer Mac Guaranteed AMBS $12.3 $13.6 $14.1

 Purchase or guarantee first mortgages on agricultural real estate – Loans (spread) » Purchase and retain eligible whole loans » Higher spreads; underwriting standards mitigate direct credit risk – Standbys / Guarantees (fees) » Issue purchase commitments (Standbys) for eligible loans » Guarantee scheduled payments on off-balance sheet AMBS 16 $1.5 $1.9 $2.3 $2.9 $3.0 $3.0 $0 $1 $2 $3 $4 $5 Q2 2012 Q2 2013 Q2 2014 B ill io n s Loans Standbys / Guarantees (1) (2) $4.4 $4.9 $5.3 Farm & Ranch by Product Type (1) Includes loans underlying consolidated AMBS (2) Includes off-balance sheet Farmer Mac Guaranteed AMBS Direct Credit Risk Portfolio

17 Crops 53% Permanent Plantings 17% Livestock 24% Part-time Farm / Housing 3% AgStorage/ Processing 3% Northwest 10% Southwest 32% Mid-North 35% Mid-South 12% Northeast 4% Southeast 7% June 30, 2014 Commodity Type Geography

Line of Business Focus: Rural Utilities

- Work with rural utility cooperative lenders (two eligible)
- Rural utility borrowers are local monopolies
  - Represent ~10% of U.S. electricity sales and retail customers
  - Have cost-plus pricing
  - Loans secured by a first lien on all assets, future revenues
- Product types similar to Farm & Ranch (no Standbys at this time)



Rural Utilities Loans (1)
Billions
$1
$0
$1.0
$1.0
$1.0
Q2 2012
Q2 2013
Q2 2014

(1) Includes loans underlying consolidated Rural Utilities Guaranteed Securities

18

FARMERMAC Financing Rural America

 U.S. Department of Agriculture guarantee on private sector loans – Full faith and credit of U.S. government  Loan collateral – Farm real estate (FO) – Farm equipment (OL) – Rural business assets (BI) – Community facilities (CF) 19 Note: OL = operating line, FO = farm ownership, CF = community facility, BI = business & industry $0.2 $0.2 $0.2 $0.1 $0.1 $0.1 $1.1 $1.3 $1.3 $0.2 $0.1 $0.1 $0 $1 $2 Q2 2012 Q2 2013 Q2 2014 B ill io n s BI CF FO OL USDA Guarantees by Loan Type $1.6 $1.7 $1.7

 Finance lenders’ agricultural and rural utilities portfolios  Originator retains loans – AgVantage (spread and fees) » Buy general obligation securities issued by loan originators » Secured by pools of eligible loans 20 $0 $2 $4 $6 $8 Q2 2012 Q2 2013 Q2 2014 B ill io n s AgVantage Securities $5.3 $6.0 $6.1

 Rural Utilities has not had any delinquencies or credit losses  USDA Guarantees or Institutional Credit has not had any credit losses  Farm & Ranch has cumulative losses of 0.16%, or approximately 1bp/year – Cumulative losses of $31 million – On $19.4 billion of cumulative originations 21 -$2 $0 $2 $4 $6 $8 $10 $12 N et L o ss / (Gai n ) Mil lion s Loan Origination Year Part Time Farm / Rural Housing Permanent Plantings Livestock Crops Ag Storage & Processing

Financial Performance 22

 Core Earnings of $23.2 million ($2.05 per diluted common share) – Federal income tax benefit of $11.6 million related to Farmer Mac’s new cash management and liquidity initiative » Release of a valuation allowance as a result of the utilization of capital loss carryforwards » New liquidity initiative put in place in order to participate in the Federal Reserve Bank of New York’s Reverse Repurchase Facility (RRP Facility) – Release from the allowance for losses of $1.7 million after-tax related to prepayments and maturities in the ethanol-related ag storage and the processing portfolio – Expiration of legacy funding related to early refinancing of AgVantage securities and the recasting of certain rural utilities loans at the end of first quarter  Total new business volume of $590 million – Purchases of $301 million of AgVantage securities – Purchases of $159 million of Farm & Ranch loans – Net total business volume decreased $36 million after repayments  Credit quality reflects the strength of the agricultural and rural utility sectors – 90-day delinquencies of $25.9 million (0.49% of Farm & Ranch loans), down from $33.9 million (0.69% of Farm & Ranch loans) in year-ago quarter  Regulatory capital level exceeds statutory minimum capital levels by $318 million, or 73% – Preferred stock issuances of $75 million each in March 2014 and June 2014 23

June 30, 2014 December 31, 2013 December 31, 2012 December 31, 2011 December 31, 2010 (in millions) Cash and cash equivalents $ 384.1 $ 749.3 $ 785.6 $ 817.0 $ 729.9 Securities purchased under agreements to resell 1,640.7 -- -- -- -- Investment securities 2,316.9 2,484.1 2,499.6 2,184.5 1,763.3 Farmer Mac Guaranteed Securities 5,094.0 5,091.6 4,766.3 4,289.3 2,907.3 USDA Securities 1,683.0 1,612.0 1,590.8 1,491.9 1,317.4 Total loans 3,340.2 3,200.1 2,741.2 2,904.4 2,568.4 Allowance for loan losses (5.8) (6.9) (11.4) (10.2) (9.8) Total loans, net of allowance 3,334.4 3,193.2 2,729.8 2,894.2 2,558.6 Other assets 217.0 231.6 250.1 206.6 203.4 Total assets $ 14,670.1 $ 13,361.8 $ 12,622.2 $ 11,883.5 $ 9,479.9 Notes payable $ 11,666.1 $ 12,340.0 $ 11,602.1 $ 10,192.8 $ 7,940.1 Securities sold, not yet purchased 1,673.5 -- -- -- -- Reserve for losses 5.6 6.5 5.5 7.4 10.3 Other liabilities 552.6 440.8 421.6 1,128.8 1,050.6 Total liabilities 13,897.8 12,787.3 12,029.2 $11,329.0 9,001.0 Total stockholders’ equity 536.4 332.6 351.1 312.6 237.0 Non-controlling interest - preferred stock 235.9 241.9 241.9 241.9 241.9 Total equity 772.3 574.5 593.0 554.5 478.9 Total liabilities and equity $ 14,670.1 $ 13,361.8 $ 12,622.2 $ 11,883.5 $ 9,479.9 24

25 YTD Q2 2014 2013 2012 2011 Net effective spread: (in millions) Interest income $ 123.2 $ 255.8 $ 274.9 $ 281.4 Interest expense 73.1 150.5 168.3 192.0 Net effective spread 50.1 105.3 106.6 89.4 Non-interest income: Guarantee and commitment fees 14.0 27.9 26.6 28.1 Other (expense)/income (1.0) 3.4 1.4 1.2 Non-interest income 13.0 31.3 28.0 29.3 Non-interest expenses: (Release of)/provision for losses (1.9) (0.4) 1.9 (2.3) Compensation and employee benefits 9.3 17.8 19.2 17.9 General and administrative 6.1 11.6 11.1 9.7 Other non-interest expenses 1.2 2.4 2.4 3.9 Non-interest expense 14.7 31.4 34.6 29.2 Core earnings before income taxes 48.4 105.2 100.0 89.5 Income tax (benefit)/expense (0.4) 24.6 25.3 21.5 Core earnings before preferred stock dividends 48.8 80.6 74.7 68.0 Preferred stock dividends (14.6) (25.7) (25.1) (25.1) Core earnings $ 34.2 $ 54.9 $ 49.6 $ 42.9 * * See Appendix for reconciliation of core earnings to GAAP net income attributable to common stockholders.

Funding and Risk Management 26

 Finance asset purchases with proceeds of debt issuances – 20+ dealers – Match funding effectively locks in net spread  Debt securities trade at narrow spreads to comparable maturity Treasuries * As of August 1, 2014  Farmer Mac’s debt securities carry privileges for certain holders – 20% capital risk weighting – Eligible collateral for Fed advances – Legal investments for federally supervised financial institutions 27 Maturity (Years) 1 3 5 10 Spread to Treasury* 8 bps 15 bps 18 bps 60 bps

 Match funding asset purchases with liabilities that have similar interest rate characteristics – Duration and convexity matching – Coupon type – Reset frequency  Manage prepayment risk on mortgages – Callable debt and bullet issuance across spectrum of maturities – Can adjust effective asset and debt coupon and duration characteristics through the use of interest rate swaps  Perform regular stress testing and disclose a variety of sensitivity measures – Duration Gap – Market Value of Equity (MVE) Sensitivity – Net Interest Income (NII) Sensitivity 28

 Farmer Mac maintains an investment portfolio to provide a back-up source of liquidity in excess of regulatory requirements – A minimum of 90 days of liquidity required by regulation (effective April 30, 2014)  $2.7 billion investment portfolio at quarter-end – Cash and highly-rated investment securities – Conservative portfolio goals » Minimize exposure to market volatility » Preservation of capital » Ready access to cash – Provided 168 days of liquidity at quarter-end  Farmer Mac also has a $1.5 billion line of credit with the U.S. Treasury – Supports Farmer Mac guarantee obligations – Farmer Mac has never used this line of credit 29 Cash & Equiv. 14% Guar. by GSEs and other U.S. Gov't. Agencies 78% Corporate Debt Securities 3% Asset- Backed Securities 5% Liquidity Portfolio

Appendix 30

31 Q2 YTD 2014 2013 2012 2011 (dollars in thousands, except per share amounts) Core Earnings $34,232 $54,892 $49,642 $42,907 Core Earnings per Diluted Share $3.02 $4.90 $4.51 $3.97 Net Effective Spread ($) $50,051 $105,251 $106,557 $89,419 Net Effective Spread (%) 0.79% 0.86% 0.95% 0.96% Guarantee & Commitment Fees $13,965 $27,922 $26,622 $28,090 Excess Regulatory Capital $317,700 $192,200 $145,000 $126,500 Common Stock Dividends per Share $0.28 $0.48 $0.40 $0.20 Outstanding Business Volume $14,072,542 $13,950,312 $13,015,188 $11,913,302 90-Day Delinquencies – Farm & Ranch 0.49% 0.55% 0.70% 0.93% Charge-Offs $86 $4,004 $2,501 $252 Book Value per Share $28.35 $26.68 $20.52 $17.19 Core Earnings Return on Equity 23% 22% 25% 25%

Q2 YTD 2014 2013 2012 2011 Core earnings 34,232$ 54,892$ 49,642$ 42,907$ Reconciling items (after-tax effects): Unrealized (losses)/gains on financial derivatives and hedging activities (5,448) 29,368 4,325 (30,930) Unrealized gains/(losses) on trading assets 380 (533) 200 2,246 Amortization of premiums/discounts and deferred gains on assets consolidated at fair value (8,206) (12,467) (7,266) (3,692) Net effects of settlements on agency forwards 60 573 856 (2,523) Lower of cost or fair value adjustments on loans held for sale - - (3,863) 5,776 Net income attributable to common stockholders 21,018$ 71,833$ 43,894$ 13,784$ (in thousands) Core Earnings by Period-Ended 32

Farmer Mac's Net Effective Spread History

	Net Effective Spread by Business Segment											
	Farm & Ranch		USDA Guarantees		Rural Utilities		Institutional Credit		Corporate		Net Effective Spread	
	Dollars	Yield	Dollars	Yield	Dollars	Yield	Dollars	Yield	Dollars	Yield	Dollars	Yield
						(dollars in thousands)						
For the quarter ended:												
June 30, 2014	$ 7,820	1.64%	$ 4,159	0.99%	$ 2,953	1.16%	$ 7,257	0.57%	$ 4,160	0.57%	$26,349	0.84%
March 31, 2014 [(1)]	7,114	1.53%	3,784	0.91%	1,990	0.73%	6,672	0.53%	4,142	0.56%	23,702	0.75%
December 31,2013 [(1)]	10,113	2.20%	4,022	0.97%	2,379	0.89%	6,210	0.49%	4,420	0.58%	27,144	0.85%
September 30, 2013	7,980	1.86%	4,505	1.09%	2,974	1.12%	6,205	0.49%	4,117	0.57%	25,781	0.83%
June 30, 2013	8,228	2.08%	4,508	1.12%	3,056	1.14%	5,977	0.48%	4,294	0.63%	26,063	0.87%
March 31, 2013	8,083	2.20%	4,694	1.17%	3,183	1.20%	5,863	0.50%	4,440	0.61%	26,263	0.90%
December 31, 2012	7,936	2.24%	4,718	1.21%	3,154	1.22%	5,970	0.52%	4,682	0.61%	26,460	0.91%
September 30, 2012	8,317	2.49%	4,375	1.13%	3,260	1.29%	6,096	0.55%	5,208	0.66%	27,256	0.95%
June 30, 2012	8,980	2.78%	4,398	1.16%	2,995	1.22%	5,954	0.56%	4,881	0.67%	27,208	0.99%

[(1)] First quarter 2014 includes the impact of spread compression in Rural Utilities line of business from the early refinancing of loans (41 basis points). Fourth quarter 2013 includes the impact in net effective spread in the Farm & Ranch line of business of one-time adjustments for recovered buyout interest and yield maintenance (40 basis points in aggregate) and the impact of spread compression in the Rural Utilities line of business from the early refinancing of loans (26 basis points).

33

FARMERMAC
Financing Rural America

Farmer Mac's Core Earnings History

	Core Earnings by Quarter Ended								
	Jun-14	Mar-14	Dec-13	Sep-13	Jun-13	Mar-13	Dec-12	Sep-12	Jun-12
	(in thousands)								
Revenues:									
Net effective spread	$ 26,349	$ 23,702	$ 27,144	$ 25,781	$ 26,063	$ 26,263	$ 26,460	$ 27,256	$ 27,209
Guarantee and commitment fees	6,916	7,049	7,130	7,047	6,954	6,792	6,764	6,591	6,607
Other	(520)	(410)	427	(466)	3,274	187	393	384	(294)
Total revenues	32,745	30,341	34,701	32,361	36,291	33,242	33,617	34,231	33,522
Credit related (income)/expense:									
(Release of)/provisions for losses	(2,557)	674	12	(36)	(704)	1,176	1,157	94	174
REO operating expenses	59	2	3	35	259	126	47	66	15
(Gains)/losses on sale of REO	(168)	3	(26)	(39)	(1,124)	(47)	(629)	13	(262)
Total credit related (income)/expense	(2,666)	679	(11)	(40)	(1,569)	1,255	575	173	(73)
Operating expenses:									
Compensation and employee benefits	4,889	4,456	4,025	4,523	4,571	4,698	5,752	4,375	4,574
General and administrative	3,288	2,794	3,104	2,827	2,715	2,917	2,913	2,788	2,664
Regulatory fees	594	594	594	593	594	594	594	562	562
Total operating expenses	8,771	7,844	7,723	7,943	7,880	8,209	9,259	7,725	7,800
Net earnings	26,640	21,818	26,989	24,458	29,980	23,777	23,783	26,333	25,795
Income tax (benefit)/expense	(4,734)	4,334	5,279	6,263	7,007	6,081	5,914	6,682	6,627
Non-controlling interest	5,819	5,547	5,546	5,547	5,547	5,547	5,546	5,547	5,547
Preferred stock dividends	2,308	952	882	881	881	851	720	719	720
Core earnings	$ 23,247	$ 10,985	$ 15,282	$ 11,767	$ 16,545	$ 11,298	$ 11,603	$ 13,385	$ 12,901

34

FARMERMAC
Financing Rural America

35 Jun-14 Mar-14 Dec-13 Sep-13 Jun-13 Mar-13 Dec-12 Sep-12 Jun-12 Core earnings 23,247$ 10,985$ 15,282$ 11,767$ 16,545$ 11,298$ 11,603$ 13,385$ 12,901$ Reconciling items (after-tax effects): Unrealized (losses)/gains on financial derivatives and hedging activities (3,053) (2,395) 8,003 4,632 11,021 5,712 4,719 3,456 (14,035) Unrealized (losses)/gains on trading assets (46) 426 (50) (407) (212) 136 1,778 (286) (2,006) Amortization of premiums/discounts and deferred gains on assets consolidated at fair value (179) (8,027) (10,864) (421) (564) (618) (4,534) (873) (901) Net effects of settlements on agency forwards 236 (176) 114 (158) 955 (338) (102) 699 (250) Lower of cost or fair value adjustments on loans held for sale - - - - - - (3,863) - - Net income/(loss) attributable to common stockholders 20,205$ 813$ 12,485$ 15,413$ 27,745$ 16,190$ 9,601$ 16,381$ (4,291)$ (in thousands) Core Earnings by Quarter Ended

 SEC regulation under federal securities laws since initial charter  Subject to NYSE rules and regulations since 1999  Regulated by the Farm Credit Administration (FCA) through its Office of Secondary Market Oversight (see www.fca.gov for more information)  Congressional oversight through Congressional committees – Agriculture-related committees in House and Senate 36

 Class A Voting Common Stock 1.0 million – NYSE traded “AGM.A” – Ownership restricted to Financial Institutions  Class B Voting Common Stock 0.5 million – Not publicly traded – Ownership restricted to Farm Credit System Institutions  Class C Non-Voting Common Stock 9.4 million – NYSE traded “AGM” – No ownership restrictions 37 Number of Shares

Agricultural Land Values


Agricultural Land Values
Cropland Values
All Farm Real Estate
Average Value Per Acre
4500
4000
3500
3000
2500
2000
1500
1000
500
0
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Source: http://usda.mannlib.cornell.edu/MannUsda/viewDocumentInfo.do?documentID=1446

38

FARMERMAC
Financing Rural America

2014 Forecast as of 2/20/14 Source: USDA Farm Sector & Household Income Real Net Farm Income Debt-to-asset Ratio  Agricultural sector using favorable conditions to reduce leverage  Conditions have remained favorable due to high levels of net cash income over the past several years  Real 2014 net farm income is expected to be $88 billion 39 0 20 40 60 80 100 120 140 $ B ill io n s 5% 10% 15% 20% 25% 30 yr. average 10 yr. average